United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  March 2, 1997

                              OnGard Systems, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                                        84-1149380
(State or other jurisdiction       (Commission          IRS Employer
       of incorporation)             File Number)       Identification No.)

 40 Commerce Drive, Hauppauge, New York                                  11788
(Address of  principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   516-231-8989


________________________________________________________________________________
         (Former name or former address, if changed since last report).



Item 5.  Other Events


The registrant received the resignation of directors Thomas F Kearns, Domenick Treschitta and Paul Rizzo on March 6, March 2, and March 6, 1996, respectively. On March 7, 1997, Anthony Exposito was appointed a director to serve until the next annual meeting of stockholders. The registrant is seeking additional directors to fill the existing two vacancies. The registrant does not anticipate that the foregoing resignations will have a material adverse effect on its operations.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OnGard Systems, Inc.
                                             (Registrant)

Date       May 6, 1997                       /s/ Phil Kart
                                             -----------------------------
                                             (Signature)
                                             Phil Kart           VP, C.F.O
                                             Name                Title